                               SECURITY AGREEMENT


                  SECURITY AGREEMENT (this "Agreement") made this 31st day of January, 2001, by and between MADEMYWAY.COM, INC., a Delaware corporation, having an office at 1717 Diplomacy Row, Orlando Florida 32809 (the "Debtor"), and DMTR, LLC, a New York limited liability company, having an office at 1325 Avenue of the Americas, 26th Floor, New York, New York 10019 (the "Secured Party");

                              W I T N E S S E T H:

                  WHEREAS, the parent of the Debtor, Datametrics Corporation (the "Corporation"), has executed and delivered a Secured Promissory Note dated the date hereof (the "Note") in favor of the Secured Party in connection with a loan (the "Loan") to the Corporation pursuant to that certain Loan Agreement dated the date hereof (the "Loan Agreement") between the Corporation and the Secured Party; and

                  WHEREAS, it is a term of the Loan Agreement and the Note that the Debtor shall execute and deliver this Agreement; and

                  WHEREAS, the Debtor will derive substantial benefits from the Loan;

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and in order to satisfy a condition in the Loan Agreement and the Note, the Secured Party and the Debtor agree as follows:

1.       SECURITY INTEREST.

                  To secure the due payment and performance of all indebtedness and all other liabilities and obligations relating to such indebtedness, whether now existing or hereafter arising and whether actual or contingent, of the Corporation to the Secured Party under the Loan Agreement and the Note, including, without limitation, any future advances, and all instruments, agreements and documents executed, issued and delivered pursuant thereto, including, without limitation, this Agreement (all hereinafter referred to collectively as the "Secured Obligations"), the Debtor hereby assigns, pledges, hypothecates, transfers and sets over to the Secured Party and grants to the Secured Party, a lien upon and security interest in all assets of the Debtor set forth, referred to, or listed on Schedule I annexed hereto and made a part hereof (all hereinafter referred to as the "Collateral"). The Debtor expressly confirms, and the Secured Party hereby acknowledges, that the Collateral (or a part thereof) is subject to liens and security interests previously granted by the Debtor to the payees of the Bridge Notes, as that term is defined in the Loan Agreement, and the Debtor acknowledges that such liens and security interests have been assigned to the Security Party and affirms such assignment.


2.       DEBTOR'S TITLE; LIENS AND ENCUMBRANCES.

                  The Debtor represents and warrants that the Debtor is, or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral, having good title thereto, free from any and all liens, security interests, encumbrances and claims except for liens granted pursuant hereto and as otherwise disclosed herein or in the Loan Agreement. Except as so otherwise disclosed, the Debtor will not create or assume or permit to exist any such lien, security interest, encumbrance or claim on or against the Collateral except as created by this Agreement, and the Debtor will promptly notify the Secured Party of any such other claim, lien, security interest or other encumbrance made or asserted against the Collateral and will defend against any such claim, lien, security interest or other encumbrance.

3.       LOCATION OF COLLATERAL AND RECORDS.

                  The Debtor represents and warrants that it has no place of business or offices where the Debtor's books of account and records are kept, or places where the Collateral is used, stored or located, except as set forth on
Schedule II annexed hereto and except for Collateral in transit in the ordinary course of business, and covenants that the Debtor will notify the Secured Party of any change in the foregoing representation within ten days before any such change. The Debtor shall at all times maintain its records as to the Collateral at its chief place of business at the address referred to on Schedule II and at none other. The Debtor further covenants that except for Collateral delivered to the Secured Party, the Debtor will not store, use or locate any of the Collateral at any place other than as listed on Schedule II annexed hereto, except for Collateral in transit in the ordinary course of business and except for Collateral requiring necessary repair, provided that prior to the Collateral being relocated for such repair the Debtor gives written notice to the Secured Party of the Debtor's intent to relocate such Collateral and describes where the Collateral will be relocated and the nature of the repair required and further provided that the Collateral is returned to its location from which it was moved for such repair no later than 90 days after it was removed for such repair.

4.       PERFECTION OF SECURITY INTEREST.

                  The Debtor will join with the Secured Party in executing one or more financing statements pursuant to the Uniform Commercial Code or other notices appropriate under applicable law in form satisfactory to the Secured Party and will pay all filing or recording costs with respect thereto, and all costs of filing or recording this Agreement or any other instrument, agreement or document executed and delivered pursuant hereto (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is reasonably deemed by the Secured Party to be necessary or desirable. The Debtor hereby authorizes the Secured Party to take all action (including, without limitation, the filing of any Uniform Commercial Code Financing Statements or amendments thereto without the signature of the Debtor) which the Secured Party may reasonably deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Agreement.

                  Pursuant to the terms hereof, upon the request of the Secured Party (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral), the Debtor will endorse, assign and deliver to the Secured Party all negotiable or non-negotiable instruments (including certificated securities) and chattel paper pledged by the Debtor hereunder, together with instruments of transfer or assignment duly executed in blank as the Secured Party may have specified. In the event that the Debtor shall, after the date of this Agreement, acquire any other negotiable or non-negotiable instruments (including certificated securities) or chattel paper to be pledged by the Debtor hereunder, upon the request of the Secured Party (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral), the Debtor shall forthwith endorse, assign and deliver the same to the Secured Party, accompanied by such instruments of transfer or assignment duly executed in blank as the Secured Party may from time to time specify. To the extent that any securities are uncertificated, appropriate book-entry transfers reflecting the pledge of such securities created hereby have been or, in the case of uncertificated securities hereafter acquired by the Debtor, will at the time of such acquisition be, duly made for the account of the Secured Party or one or more nominees of the Secured Party with the issuer of such securities or other appropriate book-entry facility or financial intermediary, with the Secured Party having at all times the right to obtain definitive certificates (in the Secured Party's name or in the name of one or more nominees of the Secured Party) where the issuer customarily or otherwise issues certificates, all to be held as Collateral hereunder (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral). The Debtor hereby acknowledges that the Secured Party may, in its discretion, appoint one or more financial institutions to act as the Secured Party's agent in holding in custodial accounts instruments or other financial assets in which the Secured Party is granted a security interest hereunder, including, without limitation, certificates of deposit and other instruments evidencing short term obligations.

5.       GENERAL COVENANTS.

                  The Debtor shall:

                  a) furnish the Secured Party from time to time at the Secured Party's request written statements and schedules further identifying and describing the Collateral in such detail as the Secured Party may reasonably require;

                  b) advise the Secured Party promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party's security interest therein;

                  c) comply with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of the Debtor's business, provided that the Debtor may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner which will not, in the Debtor's reasonable judgment, adversely affect its rights or the priority of the Secured Party's security interest in the Collateral;

                  d) perform and observe any and all covenants, restrictions and conditions contained in the Note and the Loan Agreement providing for payment of taxes, maintenance of insurance and otherwise relating to the Collateral, as though such covenants, restrictions and conditions were fully set forth in this Agreement;

                  e) promptly execute and deliver to the Secured Party such further assignments, security agreements or other instruments, documents, certificates and assurances and take such further action as the Secured Party may from time to time in its sole discretion deem necessary to perfect, protect or enforce its security interest in the Collateral or otherwise to effectuate the intent of this Agreement and the Note and the Loan Agreement (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral); and

                  f) defend the Collateral against any claims and demands of all other persons at any time claiming the same or an interest therein which would conflict with any claim or interest of the Secured Party (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral). The Debtor will not encumber, sell, transfer, assign, abandon or otherwise dispose of the Collateral except for: i) collection, discharge, discount, compromise or expiration of the accounts, instruments or general intangibles in the ordinary course of the Debtor's business, ii) sale or transfer of inventory in the ordinary course of business, iii) liens, if any, allowed under the Loan Agreement and the Note, iv) dispositions, if any, allowed under the Loan Agreement and the Note, of items of equipment no longer useful to the Debtor in the ordinary course of business, and v) trade-ins, replacements or exchanges of items of equipment for other items of equipment having an equal or greater value (in excess of any purchase money liens on such other items) and useful in the Debtor's business.

6.       ASSIGNMENT OF INSURANCE.

                  Upon the request of the Secured Party, the Debtor shall cause the Collateral to be covered by insurance of a type and in an amount that prudent business people engaged in the same or similar businesses would carry for the same or similar Collateral (and in all events satisfactory to the Secured Party) and shall deliver to the Secured Party copies of, or certificates of the issuing companies with respect to, endorsements of any and all policies of insurance owned by the Debtor covering or in any manner relating to the Collateral, in form and substance satisfactory to the Secured Party, naming the Secured Party as an additional insured party as its interest may appear and indicating that the policy will not be terminated, or reduced in coverage or amount, without at least ten (10) days' prior written notice from the insurer to the Secured Party. As further security for the due payment and performance of the Secured Obligations (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral), the Debtor hereby assigns to the Secured Party all sums, including returned or unearned premiums, which may become payable under or in respect of any policy of insurance owned by the Debtor covering or in any manner relating to the Collateral, and the Debtor hereby directs that upon an Event of Default as specified or defined in the Loan Agreement or the Note (hereinafter referred to as a "Default"), each insurance company issuing any such policy make payment of sums which may become payable thereunder directly to the Secured Party (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral). Upon the occurrence of a Default, the Debtor hereby appoints the Secured Party as the Debtor's attorney-in-fact and in the Debtor's or in the Secured Party's name to endorse any check or draft representing any such payment and to execute any proof of claim, subrogation receipt and any other document required by such insurance company as a condition to or otherwise in connection with such payment, and, upon the occurrence of a Default, to cancel, assign or surrender any such policies. All such sums received by the Secured Party shall be applied by the Secured Party in satisfaction of the Secured Obligations (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral) or, to the extent that such sums represent unearned premiums in respect of any policy of insurance on the Collateral refunded by reason of cancellation, toward payment for similar insurance protecting the respective interests of the Debtor and the Secured Party, or as otherwise required by applicable law, and to the extent not so applied shall be paid over to the Debtor (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral).

7.       FIXTURES.

                  It is the intent of the Debtor and the Secured Party that none of the Collateral shall be regarded as fixtures, as that term is used or defined in Article 9 of the Uniform Commercial Code, and the Debtor represents and warrants that it has not made and is not bound by any lease or other agreement which is inconsistent with such intent. Nevertheless, if the Collateral or any part thereof is or is to become attached or affixed to any real estate, the Debtor will, upon request, use reasonable efforts to furnish the Secured Party with a disclaimer or subordination in form satisfactory to the Secured Party of its interests in the Collateral from all persons having an interest in the real estate to which the Collateral is attached or affixed, together with the names and addresses of the record owners of, and all other persons having an interest in, and a general description of, such real estate.

8.       COLLECTIONS.

                  In the event of the occurrence of any Default (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral), the Debtor will immediately upon receipt of all checks, drafts, cash or other remittances in payment of any of its accounts, accounts receivable, contract rights or general intangibles constituting part of the Collateral, or in payment for any Collateral sold, transferred, leased or otherwise disposed of, or in payment or on account of its accounts, accounts receivable, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred or otherwise disposed of, deliver any such items to the Secured Party accompanied by a remittance report in form supplied or approved by the Secured Party, such items to be delivered to the Secured Party in the same form received, endorsed or otherwise assigned by the Debtor where necessary to permit collection of such items and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto. All such remittances (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral) shall be applied and credited by the Secured Party first to satisfaction of the Secured Obligations or as otherwise required by applicable law, and to the extent not so credited or applied, shall be paid over to the Debtor.

9.       RIGHTS AND REMEDIES ON DEFAULT.

                  In the event of the occurrence of any Default (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral), the Secured Party shall at any time thereafter have the right, with or without notice to the Debtor, as to any or all of the Collateral, by any available judicial procedure, or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the applicable Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Debtor agrees that in the event of any occurrence of a Default, the Secured Party shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Secured Party in its sole discretion may deem advisable, and it shall have the right to purchase at any such sale; and, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, the Secured Party shall have the right, at its option, to do such rebuilding, repairing, preparation, processing or completion of manufacturing, for the purpose of putting the Collateral in such saleable or disposable form as it shall deem appropriate. At the Secured Party's request (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral), the Debtor shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at the Debtor's premises or elsewhere, and make available to the Secured Party, without rent, all of the Debtor's premises and facilities for the purpose of the Secured Party's taking possession of, removing or putting the Collateral in saleable or disposable form. The proceeds of any such sale, lease or other disposition of the Collateral (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral) shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Secured Party, and then to satisfaction of the Secured Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall account to the Debtor for any surplus proceeds. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, to the extent permitted by applicable law, at the rate, if any, prescribed in the Notes, and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency. To the extent permitted by applicable law, the Debtor waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, except for such claims, damages and demands premised on the gross negligence or willful malfeasance of the Secured Party.

10.      NOTIFICATION TO ACCOUNT DEBTORS AND OTHER OBLIGORS.

                  In the event of the occurrence of any Default, the Debtor shall (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral), at the request of the

Secured Party, notify account debtors on accounts, accounts receivable, chattel papers and general intangibles of the Debtor and obligors on instruments for which the Debtor is an obligee, of the security interest of the Secured Party in any account, account receivable, chattel paper, general intangible or instrument and that payment thereof is to be made directly to the Secured Party or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral), if a Default shall have occurred, without notice to or demand upon the Debtor, so notify account debtors and obligors. After the making of such a request or the giving of any such notification, the Debtor shall (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral) hold any proceeds of collection of accounts, accounts receivable, chattel paper, general intangibles and instruments received by the Debtor as trustee for the Secured Party without commingling the same with other funds of the Debtor and shall promptly turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral) apply the proceeds of collection of accounts, accounts receivable, chattel paper, general intangibles and instruments received by the Secured Party to the Secured Obligations, such proceeds to be immediately entered after final payment in cash or solvent credits of the items giving rise to them.

11.      COSTS AND EXPENSES.

                  Any and all fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Secured Party, in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of financing statements and other documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, insurance premiums, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or the enforcing, foreclosing, retaking, holding, storing, processing, selling or otherwise realizing upon the Collateral and the Secured Party's security interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the transaction to which this Agreement relates, shall be borne and paid by the Debtor on demand by the Secured Party and until so paid shall be added to the principal amount of the Secured Obligations and shall bear interest at the rate prescribed in the Note and shall be secured by the Collateral.

12.      POWER OF ATTORNEY.

                  Upon the occurrence of a Default, the Debtor authorizes the Secured Party and does hereby make, constitute and appoint the Secured Party, and any officer or agent of the Secured Party, with full power of substitution, as the Debtor's true and lawful attorney-in-fact coupled with an interest, with power, in its own name or in the name of Debtor, upon the occurrence of a Default (subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; to pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and, generally, to do, at the Secured Party's option and at the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems reasonably necessary to protect, preserve and realize upon the Collateral and the Secured Party's security interest therein in order to effect the intent of this Agreement and of the Notes all as fully and effectually as the Debtor might or could do; and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the Secured Obligations shall be outstanding.

13.      NOTICES.

                  Any notice required hereunder shall be deemed duly given on the day delivered by hand or by recognized overnight international courier, or on the earlier of actual receipt by the recipient (including by facsimile transmission) or four (4) days after deposited in mail, if deposited in the mails, postage prepaid and sent by certified or registered mail, return receipt requested, addressed as follows:

                 a)       If to the Debtor:

                                            MadeMyWay.com, Inc.
                                            1717 Diplomacy Row
                                            Orlando Florida 32809
                                            Attn:  President
                                            Facsimile Number: 407-251-4588

                 b)       If to the Secured Party:

                                            DMTR, LLC
                                            1325 Avenue of the Americas
                                            26th Floor
                                            New York, New York 10019
                                            Attn:  Bruce Galloway
                                            Facsimile Number:  212-603-7502

or at such other address as shall have been specified by such party by notice given in the same manner.

14.      OTHER SECURITY.

                  To the extent that the Secured Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or pledge of any other property of any other person, firm, corporation or other entity, then the Secured Party shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party's rights and remedies hereunder.

15.      MISCELLANEOUS.

                  a) Beyond the safe custody thereof, the Secured Party shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

                  b) No course of dealing between the Debtor and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Note or the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise or any other right, power or privilege.

                  c) All of the Secured Party's rights and remedies with respect to the Collateral, whether established hereby or by the Note or by the Loan Agreement, or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently

(subject, however, to the rights of any holders of superior liens or security interests relating to the Collateral).

                  d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision of this Agreement in any other jurisdiction.

                  e) This Agreement is subject to modification only by a writing signed by both parties. This Agreement may be signed in any number of counterparts each of which shall be deemed to constitute an original and shall become effective when each party has delivered manually executed counterparts to the other party hereto.

                  f) The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that the rights and obligations of the Debtor under this Agreement shall not be assigned or delegated without the prior written consent of the Secured Party, and any purported assignment or delegation without such consent shall be void.

                  g) Governing Law; Jurisdiction. (i) THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY. (ii) EACH PARTY CONSENTS THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, SHALL BE BROUGHT EXCLUSIVELY IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK OR IF SUCH COURT LACKS SUBJECT MATTER JURISDICTION THEN IN ANY COURT OF THE STATE OF NEW YORK. EACH PARTY, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENTS AND SUBMITS TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. EACH PARTY AGREES THAT TO THE EXTENT PERMITTED BY APPLICABLE LAW PERSONAL JURISDICTION OVER IT MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS (POSTAGE PREPAID) IN ACCORDANCE WITH THE PROVISIONS OF
SECTION 13 OF THIS AGREEMENT. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THE PROVISIONS OF SECTION 13 OF THIS AGREEMENT, EACH PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OF FORUM NON CONVENIENS OR ANY SIMILAR BASIS.

16.      TERM OF AGREEMENT.

                  The term of this Agreement shall commence on the date hereof and this Agreement shall continue in full force and effect, and be binding upon the Debtor, until all of the Secured Obligations have been fully paid and performed and such payment and performance has been acknowledged in writing by the Secured Party, whereupon this Agreement shall terminate.

                  IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


                                                  MADEMYWAY.COM, INC.



                                                  By:_______________________
                                                     Name:
                                                     Title:


                                                  DMTR, LLC



                                                  By:_______________________
                                                     Name:  Bruce Galloway
                                                     Title:  Managing Member

                                   SCHEDULE I

                                       TO

                               SECURITY AGREEMENT



         All personal property and fixtures of the Debtor, whether now or hereafter existing or now owned or hereafter acquired or leased and wherever located, of every kind and description, tangible or intangible, and all goods, machinery, equipment (including, but not limited to, computers, computer hardware, reproduction equipment, video and audio recording equipment, sound equipment, programming equipment, stage and studio equipment, test equipment and all other equipment used or useful in the operation of the Debtor's business), tools, motor vehicles, trucks, materials, storage and handling equipment, inventory (including, but not limited to, spare parts, raw materials, work in process, and finished goods), accounts, accounts receivable, chattel paper, investment securities, notes, instruments, deposit accounts, contract rights, general intangibles (including, but not limited to, tax refunds and rights to receive tax refunds, intellectual property, patents and patent applications, copyrights, trademarks, trade names, customer lists, rights of indemnification, contribution and subrogation, royalties, computer programs, tapes and software, deposits, progress payments, blueprints and knowhow), credits, claims, demands and any other property, rights and interests (to the extent of such interest) of the Debtor, and any and all additions and accessions thereto, all substitutions and replacements therefor and all products and proceeds thereof and proceeds of insurance thereon.

                                   SCHEDULE II

                                       TO

                               SECURITY AGREEMENT




Chief Place of Business of Debtor:


         1717 Diplomacy Row
         Orlando Florida 32809



Offices Where Records and Books of Account are Kept:


         1717 Diplomacy Row
         Orlando Florida 32809




Other Locations Where Collateral is Stored, Used or Located:


         None